PROMISSORY  NOTE
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                                                                   $1,722,000.12
                                                                 August 16, 2001


For value received, Stockton Feed and Milling, Inc. and Ranchers Feed Yards, Inc. (hereinafter collectively referred to as "Borrower"), promise to pay to the order of Elton Holland, Jr. ("Lender") at Dublin, Texas, or at such other address as Lender shall from time to time specify in writing, the principal sum of $1,722,000.12, in the manner as herein provided, with interest on the outstanding principal from the date hereof until paid at the rate set out below. Interest shall be computed on a per annum basis of a year of 365 days or 366 days in a leap year, as the case may be.

1.     Payment  Terms.  Principal  and  interest  shall  be  due  and payable as
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follows.  To  the extent that the proceeds from the sale of any of the 4,819,674 shares of the common stock of Loch Harris, Inc. ("Loch") previously received by Lender in connection with the purchase by Loch of Borrower from Lender, plus the proceeds from the sale of any spin-offs, stock dividends, cash dividends or any other payment or item of value paid in connection with such shares (all the foregoing collectively referred to as "Stock Related Property"), plus the value of any Stock Related Property remaining after such sales, exceed an amount equal to the principal, plus interest at seven percent (7%) simple interest per annum from the date hereof, plus any amount due to Lender pursuant to a Consulting Agreement, this Note shall be considered paid in full and Lender shall immediately release any lien or claim Lender has against the Property, the Borrower and Loch. In addition, if the value of the Stock Related Property, plus the proceeds received by Lender from the sale of any Stock Related Property, exceeds such an amount, Lender shall sell such Stock Related Property and pay any excess to Loch. Value for the Loch stock, as well as any other stock included in the Stock Related Property shall mean the highest mean average of the closing bid and asked price on any date prior to February 28, 2002 that such stock becomes negotiable and eligible to be sold by Lender or Lender's agents. If such value, plus the proceeds from the sale of any Stock Related Property, does not equal or exceed the remaining principal, plus accrued interest, plus accrued consulting fee by February 28, 2002, but does equal or exceed a value of at least one-half of such amount, then such amount shall be credited against the remaining principal, accrued interest and consulting fee, this Note shall be renewed for one (1) year and the interest rate shall be reduced to five percent (5%) simple interest per annum on the remaining balance. If such value, plus any proceeds received by Lender from the sale of any Stock Related Property does not equal or exceed at least one-half the amount of the remaining principal, accrued interest, plus the consulting fee, then the remaining shares of Loch stock, plus any spin-offs, split-offs, stock dividends, cash dividends or any other payment or item of value paid in connection with such shares shall be returned immediately to Loch or Loch's designee and Lender's sole recourse shall be to the Property secured by the Deed of Trust. If the real or personal property secured by the Deed of Trust/Security Agreement/Financing Statement is sold as discussed in Paragraph 13 of the Loan


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
Agreement, the collateral and Stock Related Property shall be disposed of as therein provided. Lender further agrees that when and if any of the Stock Related Property becomes negotiable, Lender shall use his best efforts to sell such shares to maximize value and sale proceeds. Lender agrees to sell such shares in such a manner that will not unreasonably disrupt the market for such shares and that from the first $450,000 in proceeds from the sale of such shares, fifty percent (50%) of such proceeds shall be promptly paid to Loch in connection with funds previously advanced to Borrower by Loch and Lender shall retain fifty percent (50%) of such proceeds which shall be credited against sums due pursuant to this Note.

2.     Interest  Rate.  The  unpaid  principal  balance  of this Note shall bear
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interest  prior  to maturity (however such maturity is brought about) at a fixed rate of seven (7%) percent simple interest per annum, unless the Note is renewed as provided herein, at which point the interest rate shall be reduced to a fixed rate of five percent (5%) simple interest per annum.

3.     Prepayment.  Borrower  reserves  the  right to prepay, prior to maturity,
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all  or any part of the principal of this Note without penalty.  Any prepayments shall be applied first to accrued interest and then to principal. Borrower will provide notice to the holder of this Note of any such prepayment of all or any part of the principal at the time thereof. All payments and prepayments of principal or interest on this Note shall be made as provided herein at the address of Lender indicated above, or such other place as the holder of this Note shall designate in writing to Borrower.

4.     Default.  It  is  expressly  provided  that  upon default in the punctual
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payment  of  this  Note  or  any part hereof, principal or interest, as the same shall  become due and payable, and such default continues for a period of thirty
(30) days after written notice to Borrower given in accordance with the provisions of the Loan Agreement, or upon the occurrence of an event of default and expiration of any notice and cure periods specified in any of the other Loan Documents (as defined below), the holder of this Note may, at its option (i) declare the outstanding principal balance of and accrued but unpaid interest on this Note at once due and payable, (ii) foreclose all liens securing payment hereof, (iii) pursue any and all other rights, remedies and recourse under the Loan Documents, at law or in equity, or (iv) pursue any combination of the foregoing.

5.     No  Usury;  Usury  Savings Clause.  In no event shall interest contracted
       ---------------------------------
for, charged or received hereunder, plus any other charges in connection herewith which constitute interest, exceed the maximum interest permitted by applicable law. The amounts of such interest or other charges previously paid to the holder of the Note in excess of the amounts permitted by applicable law shall be applied by the holder of the Note to reduce the principal of the indebtedness evidenced by the Note, or, at the option of the holder of the Note, be refunded. To the extent permitted by applicable law, determination of the legal maximum amount of interest shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the loan and indebtedness, all interest at any time contracted


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
for, charged or received from the Borrower hereof in connection with the loan and indebtedness evidenced hereby, so that the actual rate of interest on account of such indebtedness is uniform throughout the term hereof.

6.     Security  and Credit.  This Note has been executed and delivered pursuant
       --------------------
to that certain Loan Agreement of even date herewith by and between the Borrower and Lender ("Loan Agreement"), and is secured by, inter alia, a Deed of Trust/Security Agreement/Financing Statement of even date herewith from Borrower in favor of the trustee named therein for the benefit of the Lender, covering certain real property and personal property situated in Pecos County, Texas as more particularly described therein. In addition, the Stock Related Property received or to be received by Lender shall be used as a credit against the Note and for other purposes addressed herein and shall be dealt with by Lender as provided herein and in the Loan Agreement. This Note, the Loan Agreement and all other documents evidencing, securing, governing, guaranteeing and/or pertaining to this Note, including but not limited to those documents described above, collectively the "Loan Documents." The holder of this Note is entitled to the benefits and security provided in the Loan Documents, subject to the terms thereof.

7.     Governing  Law.  This  Note  is  being  executed  and  delivered,  and is
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intended  to  be  performed and enforced in Travis County, Texas.  Except to the extent that the laws of the United States may apply to the terms hereof, the substantive laws of the State of Texas shall govern the validity, construction, enforcement and interpretation of this Note.

8.     Captions.  The  captions  in  this Note are inserted for convenience only
       --------
and  are  not  to  be  used  to  limit  the  terms  herein.

9.     Recourse.  Notwithstanding  anything  to the contrary contained herein or
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in  any  instrument  securing  this  Note,  the  Borrower shall have no personal liability for the payment of this Note or for the performance or observance of the covenants, representations and warranties of the Borrower contained in this Note or in any instrument now or hereafter securing this Note and the Lender and each holder of this Note agree not to seek any damages or personal money judgment against the Borrower or any other party for any default under this Note or under any instrument now or hereafter securing this Note or for any other matter related to this transaction, the operation of the Property or the original sale of Borrower to Loch but in such event will look solely to the security for the indebtedness evidenced by this Note.

10.     Assignment.  Neither this Note, the Loan Agreement, or the Deed of Trust
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or  any  other  Loan  Documents or any interest or right in the foregoing can be assigned, transferred or otherwise conveyed by Lender to any other party without the prior written consent of Borrower which consent can be withheld at its sole discretion.

EXECUTED to be effective as of the date first written above.


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
                    STOCKTON  FEED  AND  MILLING,  INC.


                    By:____________________________________
                    Name:__________________________________
                    Title:_________________________________


                    RANCHERS  FEED  YARDS,  INC.


                    By:____________________________________
                    Name:__________________________________
                    Title:_________________________________


                    LENDER


                    _______________________________________
                    Elton  Holland,  Jr.


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